WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

INNOVA ROBOTICS & AUTOMATION, INC.

Warrant To Purchase Common Stock

Number of Shares:
Warrant Exercise Price:	$0.06
Expiration Date:	October ___, 2012

Date of Issuance: October __, 2007

INNOVA ROBOTICS & AUTOMATION, INC., a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _________________ (the “Holder”), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) ______________ fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the “Warrant Shares”) at the exercise price per share provided in Section 1(b) below or as subsequently adjusted.

Section 1.

(a) This Warrant is the common stock purchase warrant (the “Warrant”) issued pursuant to the Subscription Agreement (“Subscription Agreement”) dated the date hereof between the Company and the Holder. Each Capitalized term used, and not otherwise defined herein, shall have the meaning ascribed thereto in the Subscription Agreement

(b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(ii) “Common Stock” means (i) the Company’s common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(iii) “Expiration Date” means five (5) years from the Conversion Date as stipulated in the Series C Preferred Shares held by the Holder..

(iv) “Issuance Date” means the date upon which the Holder’s Series C Preferred Shares are converted into common stock of the Company.

(v) “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(vi) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(vii) “Principal Market” means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc.

(viii) “Securities Act” means the Securities Act of 1933, as amended.

(ix) “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(x) “Warrant Exercise Price” shall be $0.06 or as subsequently adjusted as provided in Section 8 hereof.

(xi) “Warrant Shares” means the shares of Common Stock issuable at any time upon exercise of this Warrant.

(c) Other Definitional Provisions.

(i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company’s successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii) When used in this Warrant, the words “herein”, “hereof”, and “hereunder” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section”, “Schedule”, and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2. Exercise of Warrant.

Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date (“Cash Basis”)

In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall on or before the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the “Exercise Delivery Documents”), and if the Common Stock is DTC eligible, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (i) or (ii) above the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder’s Exercise Notice.

Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c) Subject to the increase in the number of authorized shares of Common Stock either through an increase in shares or a reverse stock split in accordance with the Subscription Agreement, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

(d) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4. Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”). Upon exercise of this Warrant the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

Section 7. Ownership and Transfer.

(a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

Section 8. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 9. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be as set forth in the Subscription Agreement.

Section 10. Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

Section 11. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

Section 12. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York..

Section 13. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

INNOVA ROBOTICS & AUTOMATION, INC.

By:___________________________________
Name:
Title:

EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED
BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

INNOVA ROBOTICS & AUTOMATION, INC.

The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock (“Warrant Shares”) of Innova Robotics & Automation, Inc. (the “Company”), evidenced by the attached Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

(a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:__________________________
Name:________________________
Title:_________________________

EXHIBIT B TO WARRANT

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase ____________ shares of the capital stock of Innova Robotics & Automation, Inc. represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: __________________________________	_________________________________________

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

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